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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 18, 2000, except as to Note 11 which is as of July 21, 2000, relating to the financial statements of Tripath Technology Inc., which appears in Tripath Technology Inc.'s Registration Statement on Form S-1 dated July 28, 2000.

/s/ PricewaterhouseCoopers LLP

San Jose, California
January 9, 2001